Exhibit 99.2

IBM 1Q 2018 Earnings April 17, 2018 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 2 2018 Expectations GAAP Diluted EPS at least $11.58 Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.78 Non-Operating Retirement-Related Items $1.32 Tax Reform One-time Charge Adjustment $0.12 *Includes acquisitions as of March 31, 2018 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2018 3 1Q18 Yr/Yr GAAP @CC Americas Flat Flat Europe/ME/Africa 14% 1% Asia Pacific 5% Flat U.S. (2%) (2%) Japan 4% (1%) UK 10% (2%) Germany 12% (3%) The above reconciles the Non-GAAP financial information contained in the Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2018 4 1Q18 Yr/Yr GAAP @CC Strategic Imperatives 15% 10% Analytics 9% 4% Cloud 20% 14% aaS annual run rate 25% 20% Mobile 19% 14% Security 65% 60% Social (18%) (22%) The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

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Non-GAAP Supplemental Materials

Reconciliation of Revenue Growth - 1Q 2018

	1Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	6%	2%
Solutions Software	6%	2%
Transaction Processing Software	6%	1%
Strategic Imperatives	6%	2%
Cloud	6%	4%
Global Business Services	4%	(1%)
Consulting	6%	Flat
Global Process Services	(3%)	(6%)
Application Management	4%	(2%)
Strategic Imperatives	12%	6%
Cloud	19%	12%

	1Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	5%	(1%)
Global Technology Services	5%	(1%)
Infrastructure Services	6%	Flat
Technical Support Services	1%	(4%)
Integration Software	5%	1%
Strategic Imperatives	24%	19%
Cloud	26%	20%
Systems	8%	4%
Systems Hardware	9%	6%
z Systems	59%	54%
Power	6%	3%
Storage	(12%)	(15%)
Operating Systems Software	3%	(1%)
Strategic Imperatives	28%	24%
Cloud	16%	12%
Global Financing	Flat	(4%)

The above reconciles the Non-GAAP financial information contained in the "Segment Revenue & Gross Profit", "Additional Revenue & Backlog Information", "Cognitive Solutions Segment", "Global Business Services Segment", "Technology Services & Cloud Platforms Segment", and "Systems Segment" discussions in the company's earnings presentation. See Exhibit 99.2 included in the Company's Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2018 6 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency (4 pts) 0 pts (4 pts) Acquisitions 0 pts 0 pts 0 pts Base * (4 pts) (1 pts) (5 pts) RD &E Currency (2 pts) 0 pts (2 pts) Acquisitions 0 pts 0 pts 0 pts Base * 8 pts 0 pts 8 pts Oper ating Expense & Other Incom e Currency (5 pts) 0 pts (5 pts) Acquisitions 0 pts 0 pts 0 pts Base* (4 pts) 0 pts (5 pts) The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 7 12 Months Ended Mar 2018 Net Cash from Operating Activities per GAAP: $17.4 Less: the change in Global Financing (GF) Receivables $0.7 Net Cash from Operating Activities (Excluding GF Receivables) $16.6 Capital Expenditures, Net $3.4 Free Cash Flow (Excluding GF Receivables) $13.3 $ in billions The above reconciles the Non-GAAP financial information contained in the Overview, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 8 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 233% ~120% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 17, 2018 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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